(THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.

ANNUAL REPORT

SEPTEMBER 30, 2000

DEAR FELLOW SHAREHOLDERS:

Reduction of your technology investments from 66 percent of assets to 33 percent in time to avoid the worst of the drubbing that sector encountered is the most newsworthy insight to share with you this quarter. With expectations high from previous dramatic results, many technology stocks, particularly semiconductor companies, were vulnerable.

From March highs, the Nasdaq Composite, Philadelphia Stock Exchange Semiconductor and Nasdaq Telecom indexes dropped 33, 40 and 46 percent.

Industry bellwether Intel, which you don't own, warned September-quarter revenue
                                     -----
growth would fall short of expectations, mainly because of weaker demand in Europe. Intel shares plummeted 22 percent that day and dropped 47 percent since late-August highs, shedding $235 billion.

Your Bindview Development, Amkor, LTX and Robotic Vision Systems sales preceded drops of 28, 28, 51 and 54 percent.

This successful repositioning held declines to roughly half of the 12.7 percent drop in the Nasdaq Composite in September even though Apple's pre-announced earnings shortfall blindsided us, as distributor and retailer feedback was positive.

                              BRANDYWINE                 BRANDYWINE BLUE
  CUMULATIVE                   % CHANGE                      % CHANGE
  ----------                   --------                      --------
   QUARTER                       -3.7                          -4.0
   YEAR-TO-DATE                   7.8                           3.2
   ONE YEAR                      42.8                          35.5
   FIVE YEARS                   116.4                         107.6
   TEN YEARS                    591.0                          N/A
   INCEPTION                   1141.9*<F1>                    511.7**<F2>

  ANNUALIZED
   FIVE YEARS                    16.7                          15.7
   TEN YEARS                     21.3                          N/A
   INCEPTION                     18.6*<F1>                     20.5**<F2>

  *<F1>   12/30/85
 **<F2>   1/10/91

While Brandywine and Blue joined the S&P 500, Nasdaq Indistrials and Wilshire 5000 in negative territory in the September quarter, their 42.8 and 35.5 percent fiscal year results compare most dramatically to the S&P 500's 13.3 percent rise.

These results accomplish your best back-to-back fiscal years in Brandywine history, with Brandywine and Blue growing 95.4 and 83.2 percent.

The last half of the fiscal year was especially harsh for the dot-coms, validating your commitment to our disciplines requiring potential holdings typically to have at least three years of earnings history and $3 million in after-tax income. TheStreet.com Internet Index fell 55 percent from its March peak. Former favorites Yahoo, Priceline.com and Internet Capital Group are down 66, 94 and 94 percent from their highs!

The market also confirms your embracing our discipline of avoiding high-PE, over-researched "big name" companies. Lucent, AT&T, Dell and Microsoft all dropped 50 percent-plus from recent highs. J.C. Penney is down 83 percent. That doesn't mean money can't be made in the "biggies," as evidenced by your 20 percent rise in Boeing while the S&P 500 dropped. But these giants are typically infrequent and brief visitors to your portfolio.

You also should be commended for your commitment to "active management" in contrast to those lured into indexing, which for a time benefited from a self-fulfilling situation where money pouring into index funds drove the underlying stocks regardless of exorbitant PE ratios or questionable fundamentals.

The chart below showing your 133 and 122 percent gains in the last two years versus only 50 percent for the S&P 500, which most index funds reflect, underscores the wisdom of sorting out the Boeings from the Lucents rather than indiscriminately buying a basket of stocks irrespective of fundamentals or valuations.

                    OCTOBER 8, 1998 THROUGH OCTOBER 8, 2000

                         BRANDYWINE FUND           133%
                         BRANDYWINE BLUE FUND      122%
                         S&P 500                    50%

Analysts, according to the Baseline statistical service, expect the average Brandywine holding to grow 29 percent in 2001 versus just 8 percent for the S&P
500. Perhaps more important in this volatile environment, those holdings sell at
17.4 times 2001 estimates versus 23 times for the S&P 500.

Pundits predict fewer positive earnings surprises given the changing economic backdrop, though you wouldn't know it from your companies -- over 80 percent beat estimates in the most recent quarter.

Ben Detwiler hangs up his research spurs after more than 13 years with Friess Associates, capping a 37-year investment career. He'll focus on his family, sailing and 30 or so major "to-do" items he wants to accomplish. Ben was a big contributor to the success of the Funds, but we'll miss even more his great, sometimes offbeat sense of humor. He had a knack for bringing smiles to his teammates' faces whether the market was treating us well or not.

It's great to see new members of your team already contributing to your results. Andrea Dalton's Boeing pick is the largest holding in both Funds. It gained
20 percent between your July purchase and quarter end. Linda Farquhar's PPL Corp. pick jumped 21 percent in just over a month.

T.J. Qatato joined us in September after serving as a lead equity analyst at USAA Investment Management, where he focused on technology stocks. He also has experience as an analyst for the Employees Retirement System of Texas and a Dallas-based money manager.

Your entire team and 100 percent of my stock market investments are invested in the Funds with you. We're grateful for the opportunity to serve you.

God Bless!

/s/ Foster Friess

Foster Friess
President
October 9, 2000

CAPITAL GAINS UPDATE . . .

Brandywine and Brandywine Blue realized approximately $16.06 and $10.86 per share in gains to be distributed to shareholders as of October 26 as they racked up 42.8 and 35.5 percent returns in the year ended September. That includes $9.57 a share for Brandywine and $7.46 for Blue taxable at the lower long-term rate. These numbers are likely to change slightly between now and the distribution date.

The Mutual Fund Buyer's Guide recently calculated Brandywine's 10-year tax efficiency rating at 90 percent. A well-known S&P 500 index fund, an example of a buy-and-hold approach, earned a 96 percent tax efficiency rating. That fund grew only 11.8 percent the past year, however, versus Brandywine's 42.8 percent. That's why we don't let the tax tail wag the investment dog.

While nobody enjoys paying the IRS, taxes are a function of making money. Not only do the distributions represent realized gains on homerun picks this fiscal year, but a portion of them stem from companies that also helped create gains of
36.8 percent for Brandywine and 35.2 percent for Blue in fiscal 1999. Nokia falls into that category. If to avoid capital gains taxes you didn't sell Nokia in June, the 446 percent increase over cost you realized by your team's timely sale becomes an unrealized gain reduced by about one-third today!

While the distributions are taxable events for shareholders investing in the Funds through non-tax-advantaged accounts, they reduce the Funds' net asset values by the same amounts. That means any built-up unrealized gains you might have to pay taxes on later on your Fund shares will be reduced by the amount of the distribution. Please consult with your tax adviser if you have questions on how the distribution affects your personal tax situation.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

                1.   The Boeing Co.                      +19.3%
                2.   Tellabs, Inc.                       -14.4%
                3.   Southwest Airlines Co.               +7.9%
                4.   The Kroger Co.                       +3.9%
                5.   National Semiconductor Corp.         +2.0%
                6.   Safeway Inc.                         -9.8%
                7.   PeopleSoft, Inc.                    +26.7%
                8.   Integrated Device Technology       +417.0%
                9.   Cardinal Health, Inc.               +15.6%
               10.   Gateway, Inc.                       -18.3%

                                EARNINGS GROWTH

                         YOUR COMPANIES             29%
                         S&P 500                     8%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2000.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     39.5%

                                    MID CAP
                            $2 billion to $9 billion
                                     34.0%

                                   SMALL CAP
                                below $2 billion
                                     21.4%

                                      CASH
                                      5.1%

TOP TEN INDUSTRY GROUPS

Medical Related (8.8%)

Specialty Retailing (8.8%)

Semiconductor Related (8.0%)

Oil/Gas Field Services (7.8%)

Computer Related (7.4%)

Networking (7.6%)

Aerospace (7.4%)

Oil/Gas Exploration (6.7%)

Electronics (6.4%)

Apparel & Shoe Retailers (5.2%)

Communications Equipment  (5.0%)

All Others (23.4%)

Cash (5.1%)

Percentage to total net assets of $5,983,163,132.
              -----


                                                          BRANDYWINE FUND
                                                SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)      % GAIN       REASON FOR MOVE
 ------------------    -------------      ------       ----------------

 The Boeing Co.            $69.9           19.3        Increased commercial aircraft orders helped the world's largest aircraft manufacturer grow earnings 24 percent in the June quarter, topping estimates by 12 percent. Cost reductions and expansion of the company's higher-margin service division continues to improve overall profitability.

 RadioShack Corp.          $60.6           32.2        Brisk sales of digital audio and video products, wireless phones and home-
                                                       satellite equipment resulted in 27 percent June-quarter earnings growth.
                                                       Analysts expect the electronic stores chain to record its fourth consecutive month of double-digit same-store sales growth in September.

 Integrated Device
   Technology, Inc.        $45.8           51.2        Cisco Systems announced it will use a version of the company's Internet
                                                       Protocol processors in its switches. Strong demand for Integrated Device's communications chips helped it beat expectations by 29 percent in the June quarter. The company earned $0.58 a share versus $0.09 a year ago.

 Tyco Int'l. Ltd.          $35.3           12.9        The investigation of Tyco's accounting practices ended without major findings against the company, eliminating concerns about the probe. June-quarter earnings per share increased to $0.58 from $0.47 a year ago, outpacing estimates. The diversified manufacturer offered shares of its Tycom undersea fiber-optic unit to the public.

 PeopleSoft, Inc.          $31.5           26.7        June-quarter earnings exceeded consensus estimates by 20 percent as software license orders picked up following Y2K-related delays. The software developer released PeopleSoft 8.0, the industry's first suite of enterprise resource planning software hosted exclusively on the Internet.

                           $ LOSS
 BIGGEST $ LOSERS      (IN MILLIONS)      % LOSS       REASON FOR MOVE
 ----------------      -------------      ------       ----------------

 Apple
   Computer, Inc.          $114.5         -50.7        Shares fell sharply on the final day of the quarter after the personal-
                                                       computer maker warned that disappointing sales for new product lines would cause September-quarter profits to fall short of expectations. June-quarter earnings per share increased to $0.45 from $0.35 a year ago.

 Advanced Micro
   Devices, Inc.           $85.2          -22.7        Despite June-quarter earnings per share increasing to $0.61 from a loss of
                                                       $0.55 last year, the semiconductor maker came under selling pressure when competitor Intel announced September-quarter sales would miss estimates due to weaker PC demand in Europe.

 Tellabs, Inc.             $84.6          -28.6        Shares fell in sympathy with several well-known telecommunication companies experiencing slowdowns in demand for wireless products and services. Strong sales of Tellabs' flagship Titan cross-connect products that manage broadband traffic fueled 22 percent June-quarter earnings growth and continue to drive revenues.

 National
   Semiconductor
     Corp.                 $68.1          -26.9        Shares of the semiconductor manufacturer slid as several well-known telecommunication companies cited a slowdown in demand for wireless products and services. August-quarter earnings jumped to $0.76 a share from $0.01 last year, beating estimates by 17 percent. Revenues grew 33 percent to $642 million, marking the third consecutive quarter of double-digit growth.

 LSI Logic Corp.           $68.0          -30.3        Shares stumbled as shipment delays caused by new tracking software and a shortage of parts for the company's computer-storage products hurt sales. The custom semiconductor maker reported June-quarter earnings per share of $0.29 versus $0.11 a year ago.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

                1.   The Boeing Co.                      +21.5%
                2.   Southwest Airlines Co.               +7.6%
                3.   The Kroger Co.                       +4.2%
                4.   Tellabs, Inc.                       -12.6%
                5.   Safeway Inc.                        -10.1%
                6.   National Semiconductor Corp.         +3.0%
                7.   PeopleSoft, Inc.                    +25.5%
                8.   Gateway, Inc.                       -17.7%
                9.   The Limited, Inc.                    +0.5%
               10.   Cardinal Health, Inc.               +16.0%

                                EARNINGS GROWTH

                         YOUR COMPANIES             26%
                         S&P 500                     8%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2000.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     54.5%

                                    MID CAP
                            $2 billion to $9 billion
                                     39.6%

                                   SMALL CAP
                                below $2 billion
                                      0.4%

                                      CASH
                                      5.5%

Top Ten Industry Groups

Specialty Retailing (11.5%)

Aerospace (8.9%)

Computer Related (8.4%)

Software (7.3%)

Communications Equipment  (7.0%)

Medical Related (6.9%)

Oil/Gas Field Services (6.5%)

Oil/Gas Exploration (5.8%)

Semiconductor Related (5.4%)

Electronics (4.8%)

All Others (22.0%)

Cash (5.5%)

Percentage to total net assets of $407,839,448.
              -----

                                                        BRANDYWINE BLUE FUND
                                                SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)      % GAIN       REASON FOR MOVE
 -----------------     -------------      ------       ---------------

 The Boeing Co.             $6.4           21.5        Increased commercial aircraft orders helped the world's largest aircraft manufacturer grow earnings 24 percent in the June quarter, topping estimates by 12 percent. Cost reductions and expansion of the company's higher-margin service division continues to improve overall profitability.

 RadioShack Corp.           $5.3           33.0        Brisk sales of digital audio and video products, wireless phones and home-
                                                       satellite equipment resulted in 27 percent June-quarter earnings growth.
                                                       Analysts expect the electronic stores chain to record its fourth consecutive month of double-digit same-store sales growth in September.

 Celestica, Inc.            $5.2           61.1        June-quarter earnings per share jumped to $0.30 from $0.16 the year before, beating estimates by 30 percent. The electronics manufacturer benefits as telecommunications equipment and computer-related companies outsource manufacturing to cut costs.

 PeopleSoft, Inc.           $3.5           25.5        June-quarter earnings exceeded consensus estimates by 20 percent as software license orders picked up following Y2K-related delays. The software developer released PeopleSoft 8.0, the industry's first suite of enterprise resource planning software hosted exclusively on the Internet.

 Anadarko
   Petroleum Corp.          $2.8           35.2        Higher oil and natural gas prices compounded synergies from the company's
                                                       Union Pacific Resources Group acquisition earlier this year. June-quarter earnings per share jumped to $0.56 from $0.06 a year ago as revenues at the exploration and production company increased nearly 90 percent.

                           $ LOSS
 BIGGEST $ LOSERS      (IN MILLIONS)      % LOSS       REASON FOR MOVE
 ----------------      -------------      ------       ----------------

 Apple
   Computer, Inc.          $10.5          -51.6        Shares fell sharply on the final day of the quarter after the personal-
                                                       computer maker warned that disappointing sales for new product lines would cause September-quarter profits to fall short of expectations. June-quarter earnings per share increased to $0.45 from $0.35 a year ago.

 Tellabs, Inc.              $7.1          -27.2        Shares fell in sympathy with several well-known telecommunication companies experiencing slowdowns in demand for wireless products and services. Strong sales of Tellabs' flagship Titan cross-connect products that manage broadband traffic fueled 22 percent June-quarter earnings growth and continue to drive revenues.

 Advanced Micro
   Devices, Inc.            $6.4          -23.3        Despite June-quarter earnings per share increasing to $0.61 from a loss of
                                                       $0.55 last year, the semiconductor maker came under selling pressure when competitor Intel announced September-quarter sales would miss estimates due to weaker PC demand in Europe.

 National
   Semiconductor
     Corp.                  $5.8          -24.4        Shares of the semiconductor manufacturer slid as several well-known telecommunication companies cited a slowdown in demand for wireless products and services. August-quarter earnings jumped to $0.76 a share from $0.01 last year, beating estimates by 17 percent. Revenues grew 33 percent to $642 million, marking the third consecutive quarter of double-digit growth.

 LSI Logic Corp.            $4.9          -30.4        Shares stumbled as shipment delays caused by new tracking software and a shortage of parts for the company's computer-storage products hurt sales. The custom semiconductor maker reported June-quarter earnings per share of $0.29 versus $0.11 a year ago.

All gains/losses are calculated on an average cost basis

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                                BRANDYWINE FUND

Repeated Fed-induced interest rate tightening to reduce liquidity and slow the U.S. economy marked the fiscal year ended September 30, 2000. As those periodic rate hikes achieved their intended effects, the environment for U.S. stocks became progressively challenging after what was a positive start to the year.

Earnings strength among technology companies drove an upbeat investment climate. Technology holdings comprised about 60 percent of Fund assets at the time. Within technology, semiconductor companies held the largest position in the portfolio, as the industry continued to benefit from strong demand for cellular phones, computers and an array of electronic devices. A variety of consumer-related companies held the second-largest position in the portfolio at nearly 25 percent of assets.

The Fund gained 32.5 percent in the December quarter of 1999, its all-time best quarterly return. Top holdings such as Nokia, Apple Computer, Motorola and Nortel Networks posted gains ranging from 55 to over 100 percent. The S&P 500, S&P MidCap and Russell 2000 gained 14.9, 16.8 and 18.1 percent.

Positive performance trends continued in the March quarter, with technology holdings again leading the way. Late in the quarter, however, technology stocks began to stumble, as investors became less willing to tolerate high price-to-earnings ratios among former market favorites. The Adviser's investment approach, which focuses on rapidly growing companies that sell at reasonable price-to-earnings ratios, kept the Fund out of the worst of the late-quarter downturn, preserving earlier gains.

Brandywine gained 18.1 percent in the March quarter, ahead of gains in the S&P 500, S&P MidCap and Russell 2000 of 2.3, 12.4 and 6.8 percent. Semiconductor holdings such as LSI Logic, Advanced Micro Devices, Atmel and SanDisk drove performance with gains of 111, 97, 73 and 154 percent.

The situation worsened for technology stocks in the June quarter. The Adviser, after determining that the changing economic backdrop adversely impacted earnings outlooks for semiconductor and other technology companies, switched out of many of those holdings into companies in health care, energy and other sectors with better prospects amid slower economic growth.

At the end of the June quarter, energy companies were more than 17 percent of assets. Companies in health care and other consumer staples sub-sectors were nearly 12 percent. Sales brought technology companies to less than half of assets, which worked in the Fund's favor in light of the 13.3 percent June-quarter drop in the tech-heavy Nasdaq Composite. Brandywine retraced 5.2 percent. The S&P 500, S&P MidCap and Russell 2000 fell 2.7, 3.6 and
4.1 percent.

The Adviser continued to find more promising opportunities outside the technology sector in the September quarter, eventually reducing the portfolio position in those stocks to roughly one-third of assets from its high around 66 percent earlier in the year. Within a generally negative September-quarter market environment, technology stocks continued to bear the brunt of weakened investor sentiment.

The Nasdaq Composite fell another 7.4 percent in the September quarter of 2000. The Fund retraced 3.8 percent while the S&P 500 fell 1.0 percent and the Russell 2000 grew 0.8 percent. The S&P MidCap grew 11.8 percent.

The Adviser's investment approach, which isolates opportunities without market-cap or industry restrictions, provided flexibility to capitalize on opportunities and avoid major pitfalls amid changing market conditions. Brandywine Fund's 42.8 percent fiscal-year gain outpaced increases in the S&P 500 and Russell 2000 of 13.3 and 22.0 percent.

    COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE FUND,
     S&P 500 INDEX(1)<F3>, NASDAQ INDUSTRIALS INDEX(2)<F4> AND RUSSELL 2000
                                  INDEX(3)<F5>

              BRANDYWINE          NASDAQ                            RUSSELL
                 FUND           INDUSTRIALS       S&P 500            2000
              ----------        ----------        -------           -------
9/30/90         25,000            25,000           25,000            25,000
9/30/91         35,350            40,050           32,850            36,225
9/30/92         37,436            42,133           36,496            39,485
9/30/93         55,629            52,961           41,241            52,555
9/30/94         54,851            52,802           42,726            53,343
9/30/95         79,808            66,689           55,458            65,825
9/30/96         87,788            75,225           66,771            74,449
9/30/97        122,289            93,429           93,947            99,166
9/30/98         88,415            70,072          102,496            80,324
9/30/99        120,952           109,312          130,990            95,666
9/30/00        172,731           146,446          148,346           118,042

(1)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F4> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.

(3)<F5> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                          AVERAGE ANNUAL TOTAL RETURN
                                                            Since Inception
            1-Year          5-Year           10-Year            12/30/85
            ------          ------           -------            --------
            42.8%           16.7%             21.3%              18.6%

                             BRANDYWINE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000

ASSETS:
   Investments in securities, at value (cost $5,479,531,997)   $5,859,003,815
   Cash                                                                44,400
   Receivable from investments sold                               366,086,635
   Dividends receivable                                             2,372,483
   Receivable for fund shares sold                                  1,531,739
   Interest receivable                                                 67,475
                                                               --------------
          Total assets                                          6,229,106,547
                                                               --------------

LIABILITIES:
   Payable to brokers for investments purchased                   217,424,647
   Payable to shareholders for redemptions                         22,809,836
   Payable to Adviser for management fees                           5,253,994
   Deferred compensation plan for Directors                           105,826
   Other liabilities                                                  349,112
                                                               --------------
          Total liabilities                                       245,943,415
                                                               --------------

NET ASSETS:
   Capital Stock, $0.01 par value; 500,000,000
     shares authorized; 129,412,100 shares outstanding          3,522,574,105
   Net unrealized appreciation on investments                     379,471,818
   Undistributed net realized gains on investments              2,081,117,209
                                                               --------------
          Net assets                                           $5,983,163,132
                                                               --------------
                                                               --------------

CALCULATION OF REDEMPTION PRICE:
   Net asset value and redemption price per share
     ($5,983,163,132 3 129,412,100 shares outstanding)                 $46.23
                                                                       ------
                                                                       ------

The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2000

                                                                    QUOTED
                                                                    MARKET
   SHARES                                          COST             VALUE
------------                                   ------------      ------------

COMMON STOCKS - 96.9% (A)<F7>

               AEROSPACE - 7.6%
     426,600   BE Aerospace, Inc.*<F6>         $    5,988,162   $    6,878,925
   6,850,000   The Boeing Co.                     361,666,225      431,550,000
     200,000   Teledyne
                 Technologies Inc.*<F6>             4,007,250        5,825,000
                                               --------------   --------------
                                                  371,661,637      444,253,925

                  THIS SECTOR IS 19.5% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 5.3%
     213,900   American Eagle
                 Outfitters, Inc.*<F6>              6,438,371        6,737,850
   1,350,000   AnnTaylor Stores Corp.*<F6>         54,323,489       51,890,625
     550,000   Chico's FAS, Inc.*<F6>              14,332,996       18,700,000
     138,500   Columbia Sportswear Co.*<F6>         5,366,467        6,353,687
      55,800   Gadzooks, Inc.*<F6>                    947,471          997,425
     309,200   Kenneth Cole
                 Productions, Inc.*<F6>            10,773,717       10,918,625
   5,350,000   The Limited, Inc.                  121,074,887      118,034,375
     217,500   The Men's Wearhouse, Inc.*<F6>       5,470,426        6,157,969
     972,700   Pacific Sunwear of
                 California, Inc.*<F6>             16,984,569       18,238,125
     400,000   Polo Ralph Lauren Corp.*<F6>         7,813,718        6,450,000
     220,300   Quiksilver, Inc.*<F6>                4,433,709        4,240,775
     600,000   Reebok International Ltd.*<F6>      11,879,563       11,287,500
     100,000   Skechers U.S.A., Inc.*<F6>           1,374,398        1,512,500
     275,000   Too Inc.*<F6>                        6,625,510        6,531,250
   3,615,000   Venator Group, Inc.*<F6>            56,573,019       44,735,625
                                               --------------   --------------
                                                  324,412,310      312,786,331

                  THIS SECTOR IS  3.6% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT - 5.1%
   1,165,000   Alcatel SA ADR                      87,607,761       73,249,375
     500,000   Cable Design
                 Technologies Corp.*<F6>           12,946,199       12,156,250
     100,000   Catapult Communications Corp.*<F6>   1,704,535        1,862,500
   4,435,000   Tellabs, Inc.*<F6>                 247,258,253      211,771,250
                                               --------------   --------------
                                                  349,516,748      299,039,375

                  THIS SECTOR IS 14.4% BELOW YOUR FUND'S COST.

               COMMUNICATIONS SERVICES - 0.7%
   1,267,300   MasTec, Inc.*<F6>                   45,709,858       39,603,125

                  THIS SECTOR IS 13.4% BELOW YOUR FUND'S COST.

               COMPUTER RELATED - 7.6%
     690,000   Affiliated Computer
                 Services, Inc.*<F6>               31,850,956       34,413,750
      64,100   The BISYS Group, Inc.*<F6>           4,411,817        4,955,731
   1,250,000   Ceridian Corp.*<F6>                 33,555,560       35,078,125
   4,117,900   Compaq Computer Corp.              123,620,351      113,571,682
     866,200   Cray, Inc.*<F6>                      5,991,532        3,870,788
   2,687,500   Gateway, Inc.*<F6>                 153,806,119      125,640,625
     171,975   Microchip Technology, Inc.*<F6>      4,362,568        5,685,923
     500,000   Micron Electronics, Inc.*<F6>        6,180,786        4,500,000
   1,742,800   Quantum Corp.-DLT &
                 Storage Systems*<F6>              23,949,093       26,250,925
   3,286,200   Silicon Storage
                 Technology, Inc.*<F6>            103,663,080       89,343,563
     100,000   T/R Systems, Inc.*<F6>               1,085,045          887,500
                                               --------------   --------------
                                                  492,476,907      444,198,612

                  THIS SECTOR IS 9.8% BELOW YOUR FUND'S COST.

               ELECTRONICS - 6.5%
     333,400   ACT Manufacturing, Inc.*<F6>        11,472,075       17,586,850
   1,200,000   Amphenol Corp.*<F6>                 63,485,459       68,325,000
   1,241,800   Anixter International Inc.*<F6>     44,454,104       36,167,425
     250,500   Applied Films Corp.*<F6>             5,337,958        6,794,812
     742,500   APW Ltd.*<F6>                       31,841,386       36,196,875
     350,400   Arrow Electronics, Inc.*<F6>        12,230,924       11,935,500
   1,572,800   Avnet, Inc.                         49,426,047       44,628,200
     424,700   C&D Technologies, Inc.              16,975,198       24,101,725
      62,100   Jaco Electronics, Inc.*<F6>          1,016,470          931,500
     600,000   Kent Electronics Corp.*<F6>         17,337,387       14,325,000
     641,775   Molex Inc.                          20,617,232       26,593,552
   1,543,700   ON Semiconductor Corp.*<F6>         29,209,522       16,787,738
     283,200   Pemstar Inc.*<F6>                    3,115,200        5,575,500
     100,000   Spectrum Control, Inc.*<F6>          1,300,000        1,606,250
   2,085,900   Thermo Electron Corp.*<F6>          49,126,793       54,233,400
   1,039,900   Viasystems Group, Inc.*<F6>         17,599,029       17,678,300
                                               --------------   --------------
                                                  374,544,784      383,467,627

                  THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 3.2%
     570,000   AmeriCredit Corp.*<F6>               7,963,623       16,423,125
      79,200   Career Education Corp.*<F6>          3,124,058        3,524,400
     725,000   First Health Group Corp.*<F6>       22,344,607       23,381,250
      26,000   ITT Educational
                 Services, Inc.*<F6>                  676,666          705,250
   2,127,800   Lincoln National Corp.              89,016,952      102,400,375
   1,152,300   MBNA Corp.                          31,722,473       44,363,550
                                               --------------   --------------
                                                  154,848,379      190,797,950

                  THIS SECTOR IS 23.2% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 2.5%
   1,650,000   Brinker International, Inc.*<F6>    46,853,965       49,706,250
     400,000   CEC Entertainment Inc.*<F6>         11,763,075       12,800,000
   1,175,300   Darden Restaurants, Inc.            21,748,509       24,460,931
     125,500   Panera Bread Co.*<F6>                2,062,106        2,619,812
     322,500   RARE Hospitality
                 International, Inc.*<F6>           6,337,446        6,570,938
     665,600   Ruby Tuesday, Inc.                   6,374,498        7,488,000
     100,000   Sonic Corp.*<F6>                     3,095,790        3,150,000
   1,900,700   Wendy's International, Inc.         34,068,880       38,132,794
                                               --------------   --------------
                                                  132,304,269      144,928,725

                  THIS SECTOR IS 9.5% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 2.5%
   1,455,500   Marriott International, Inc.        56,920,541       53,034,781
   2,934,000   Starwood Hotels & Resorts
                 Worldwide, Inc.                   86,032,703       91,687,500
                                               --------------   --------------
                                                  142,953,244      144,722,281

                  THIS SECTOR IS 1.2% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 2.6%
     547,500   Advanced Energy
                 Industries, Inc.*<F6>             26,195,513       18,067,500
   2,525,000   Dover Corp.                        119,284,202      118,517,187
     235,700   Lone Star Technologies, Inc.*<F6>   11,403,107       10,877,555
     300,000   Maverick Tube Corp.*<F6>             8,344,030        8,081,250
                                               --------------   --------------
                                                  165,226,852      155,543,492

                  THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

               MEDICAL RELATED - 9.0%
     106,700   Bindley Western Industries, Inc.     2,694,808        3,414,400
   1,481,400   Cardinal Health, Inc.              113,025,495      130,640,962
     441,400   The Cooper Companies, Inc.          15,543,391       15,614,525
     850,000   DENTSPLY International Inc.         29,053,260       29,696,875
     592,200   Laboratory Corporation
                 of America Holdings*<F6>          47,644,587       70,915,950
      45,000   NexMed, Inc.*<F6>                      818,906          883,125
     950,000   Orthodontic Centers of
                 America, Inc.*<F6>                24,276,621       31,646,875
     100,000   Osteotech, Inc.*<F6>                 1,240,630          956,250
     600,000   Owens & Minor, Inc.                 10,216,969        9,450,000
     161,400   Professional Detailing, Inc.*<F6>    4,457,431        9,199,800
     250,000   Respironics, Inc.*<F6>               4,745,331        4,171,875
   1,962,800   St. Jude Medical, Inc.*<F6>         81,091,110      100,102,800
     630,000   Trigon Healthcare, Inc.*<F6>        30,545,274       33,114,375
     766,500   UnitedHealth Group Inc.             56,050,956       75,691,875
     267,000   Zoll Medical Corp.*<F6>             11,071,688       13,016,250
                                               --------------   --------------
                                                  432,476,457      528,515,937

                  THIS SECTOR IS 22.2% ABOVE YOUR FUND'S COST.

               NETWORKING - 0.8%
   1,990,000   Network Associates, Inc.*<F6>       45,209,637       45,023,750

                  THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 6.8%
     561,100   Alberta Energy Company Ltd.         20,824,642       23,355,787
   1,729,000   Anadarko Petroleum Corp.            78,570,398      114,909,340
     480,100   Canadian Natural
                 Resources Ltd.*<F6>               16,595,226       16,083,350
     232,200   Comstock Resources, Inc.*<F6>        1,785,823        2,641,275
     272,000   Equitable Resources, Inc.           13,743,808       17,238,000
     300,000   Hydril Co.*<F6>                      5,849,250        6,825,000
   1,412,100   Kerr-McGee Corp.                    84,196,533       93,551,625
     255,900   Mitchell Energy &
                 Development Corp.                 11,978,966       11,931,337
   1,850,000   Ocean Energy Inc.*<F6>              31,481,135       28,559,375
     185,000   Pioneer Natural Resources Co.*<F6>   2,306,960        2,624,688
      88,100   Spinnaker Exploration Co.*<F6>       2,312,625        3,072,488
     675,000   Talisman Energy Inc.*<F6>           21,406,544       23,667,187
     200,000   Tom Brown, Inc.*<F6>                 4,148,905        4,900,000
   1,233,400   Triton Energy Ltd.*<F6>             43,676,900       48,102,600
     128,600   Unit Corp.*<F6>                      2,024,091        1,896,850
                                               --------------   --------------
                                                  340,901,806      399,358,902

                  THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

               OIL/GAS FIELD SERVICES - 8.0%
   1,660,000   ENSCO International Inc.            59,732,742       63,495,000
   2,700,000   Grant Prideco, Inc.*<F6>            53,387,487       59,231,250
     688,000   Helmerich & Payne, Inc.             23,844,089       24,854,000
     832,400   Marine Drilling
                 Companies, Inc.*<F6>              21,577,773       23,775,425
     810,600   Precision Drilling Corp.*<F6>       25,232,464       28,877,625
   1,154,600   Pride International, Inc.*<F6>      26,402,849       30,596,900
     411,100   Rowan Companies, Inc.*<F6>          11,599,794       11,921,900
     909,000   Santa Fe International Corp.        31,833,053       40,961,813
   2,100,000   Tidewater Inc.                      95,850,867       95,550,000
      21,700   TMBR/Sharp Drilling, Inc.*<F6>         266,181          303,800
     300,000   UTI Energy Corp.*<F6>               13,494,292       13,387,500
   1,700,000   Weatherford
                 International, Inc.*<F6>          67,873,690       73,100,000
                                               --------------   --------------
                                                  431,095,281      466,055,213

                  THIS SECTOR IS 8.1% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 1.6%
     187,500   K-V Pharmaceutical Co.*<F6>          2,548,736        6,585,938
   2,551,450   King Pharmaceuticals, Inc.*<F6>     90,442,365       85,314,109
                                               --------------   --------------
                                                   92,991,101       91,900,047

                  THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

               POLLUTION/CONTROL SERVICES - 0.2%
     800,000   Newpark Resources, Inc.*<F6>         7,642,561        7,400,000
      70,000   Stericycle, Inc.*<F6>                1,624,342        1,715,000
     150,000   Waste Connections, Inc.*<F6>         3,024,329        3,843,750
                                               --------------   --------------
                                                   12,291,232       12,958,750

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR RELATED - 8.1%
     246,100   C-Cube Microsystems Inc.*<F6>        4,921,608        5,045,050
   1,708,000   Cirrus Logic, Inc.*<F6>             47,009,248       68,853,750
   1,758,800   Fairchild Semiconductor Corp.*<F6>  48,212,865       49,466,250
   1,495,900   Integrated Device
                 Technology, Inc.*<F6>             26,184,848      135,378,950
     775,800   Integrated Silicon
                 Solution, Inc.*<F6>               19,960,538       11,006,662
     115,000   Microsemi Corp.*<F6>                 2,771,957        4,384,375
     489,500   MKS Instruments, Inc.*<F6>          16,377,294       13,400,063
   4,600,000   National Semiconductor Corp.*<F6>  181,432,541      185,150,000
      62,000   Supertex, Inc.*<F6>                  1,968,040        3,123,250
                                               --------------   --------------
                                                  348,838,939      475,808,350

                  THIS SECTOR IS 36.4% ABOVE YOUR FUND'S COST.

               SOFTWARE - 4.6%
     160,000   AremisSoft Corp.*<F6>                4,388,141        6,000,000
   2,782,700   Cadence Design Systems, Inc.*<F6>   71,462,474       71,480,606
     870,000   FileNet Corp.*<F6>                  14,380,145       15,823,125
      10,500   Great Plains Software, Inc.*<F6>       287,045          295,313
      65,000   Group 1 Software, Inc.*<F6>          1,363,019        1,332,500
     505,000   Hyperion Solutions Corp.*<F6>       13,781,293       13,066,875
     135,000   MSC.Software Corp.*<F6>              1,285,503        1,431,000
   5,346,500   PeopleSoft, Inc.*<F6>              117,862,787      149,367,844
     224,400   Rainbow Technologies, Inc.*<F6>      8,662,431        7,938,150
     100,000   The Ultimate
                 Software Group, Inc.*<F6>          1,059,586          893,750
                                               --------------   --------------
                                                  234,532,424      267,629,163

                  THIS SECTOR IS 14.1% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 9.0%
   1,750,000   BJ's Wholesale Club, Inc.*<F6>      53,072,125       59,718,750
   8,600,000   The Kroger Co.*<F6>                186,794,089      194,037,500
      70,000   Performance Food Group Co.*<F6>      2,394,625        2,633,750
   1,550,000   Pier 1 Imports, Inc.                18,562,842       21,021,875
   3,582,700   Safeway Inc.*<F6>                  185,403,154      167,267,306
   1,375,700   Tech Data Corp.*<F6>                56,045,966       58,811,175
     795,000   Zale Corp.*<F6>                     32,097,455       25,787,813
                                               --------------   --------------
                                                  534,370,256      529,278,169

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

               TRANSPORTATION RELATED - 4.3%
     200,000   Arkansas Best Corp.*<F6>             3,171,899        3,075,000
     540,000   Atlas Air, Inc.*<F6>                19,890,782       22,815,000
     150,000   Frontier Airlines, Inc.*<F6>         2,630,133        2,915,625
   8,450,000   Southwest Airlines Co.             189,966,703      204,912,500
     380,000   Teekay Shipping Corp.               15,846,304       17,836,250
                                               --------------   --------------
                                                  231,505,821      251,554,375

                  THIS SECTOR IS 8.7% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.9%
     100,000   Buckeye Technologies Inc.*<F6>       1,943,492        2,075,000
      84,200   Measurement Specialties, Inc.*<F6>   2,100,778        4,062,650
   1,050,000   PPL Corp.                           36,210,102       43,837,500
     150,000   Trammell Crow Company*<F6>           2,055,117        2,250,000
                                               --------------   --------------
                                                   42,309,489       52,225,150

                  THIS SECTOR IS 23.4% ABOVE YOUR FUND'S COST.

               Total common stocks              5,300,177,431    5,679,649,249

 PRINCIPAL
   AMOUNT                                          COST             VALUE
------------                                   ------------      ------------
SHORT-TERM INVESTMENTS - 3.1% (A)<F7>
               COMMERCIAL PAPER - 2.9%
 $15,000,000   SBC Communications,
               due 10/02/00, discount of 6.70%     14,997,208       14,997,208
  50,000,000   FPL Group Capital Inc.,
               due 10/03/00, discount of 6.57%     49,981,750       49,981,750
  25,000,000   American General Finance,
               due 10/10/00, discount of 6.55%     24,959,063       24,959,063
  30,000,000   Southern Co.,
               due 10/11/00, discount of 6.58%     29,945,166       29,945,166
  25,000,000   Southern Co.,
               due 10/13/00, discount of 6.55%     24,945,417       24,945,417
  25,000,000   Household International,
               due 10/16/00, discount of 6.55%     24,931,771       24,931,771
                                               --------------   --------------
               Total commercial paper             169,760,375      169,760,375

               VARIABLE RATE DEMAND NOTE - 0.2%
   9,594,191   Firstar Bank U.S.A., N.A.            9,594,191        9,594,191
                                               --------------   --------------
               Total short-term investments       179,354,566      179,354,566
                                               --------------   --------------
               Total investments - 100%        $5,479,531,997   $5,859,003,815
                                               --------------   --------------
                                               --------------   --------------

  *<F6>   Non-dividend paying security.
(a)<F7> Percentages for the various classifications relate to total investments.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2000

INCOME:
     Dividends                                                 $   11,709,046
     Interest                                                      13,730,491
                                                               --------------
          Total income                                             25,439,537
                                                               --------------

EXPENSES:
     Management fees                                               58,577,546
     Transfer agent fees                                              781,744
     Administrative services                                          515,600
     Custodian fees                                                   471,663
     Printing and postage expense                                     397,826
     Board of Directors fees                                           83,879
     Professional fees                                                 59,795
     Registration fees                                                 43,035
     Other expenses                                                    67,458
                                                               --------------
          Total expenses                                           60,998,546
                                                               --------------
NET INVESTMENT LOSS                                               (35,559,009)
                                                               --------------
NET REALIZED GAIN ON INVESTMENTS                                2,556,358,884
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           (733,028,563)
                                                               --------------
NET GAIN ON INVESTMENTS                                         1,823,330,321
                                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $1,787,771,312
                                                               --------------
                                                               --------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2000 and 1999

                                                                                                    2000                 1999
                                                                                                    ----                 ----
OPERATIONS:
     Net investment loss                                                                        $  (35,559,009)     $  (29,416,246)
     Net realized gain on investments                                                            2,556,358,884         561,000,974
     Net (decrease) increase in unrealized appreciation on investments                            (733,028,563)        882,288,945
                                                                                                --------------      --------------
          Net increase in net assets resulting from operations                                   1,787,771,312       1,413,873,673
                                                                                                --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividend from net investment income ($0.264391 per share)                                              --         (46,814,793)
     Distributions from net realized gains ($3.120750 and $0.073194 per share, respectively)      (380,140,682)        (12,960,206)
                                                                                                --------------      --------------
          Total distributions                                                                     (380,140,682)*<F8>   (59,774,999)
                                                                                                --------------      --------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (29,293,259 and 15,159,346 shares, respectively)                1,336,300,083         455,819,053
     Net asset value of shares issued in distributions (9,483,289 and
       2,181,997 shares, respectively)                                                             360,480,596          54,571,751
     Cost of shares redeemed (28,923,731 and 81,715,518 shares, respectively)                   (1,316,164,823)     (2,450,014,788)
                                                                                                --------------      --------------
          Net increase (decrease) in net assets derived from Fund share activities                 380,615,856      (1,939,623,984)
                                                                                                --------------      --------------
          TOTAL INCREASE (DECREASE)                                                              1,788,246,486        (585,525,310)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                          4,194,916,646       4,780,441,956
                                                                                                --------------      --------------
NET ASSETS AT THE END OF THE YEAR                                                               $5,983,163,132      $4,194,916,646
                                                                                                --------------      --------------
                                                                                                --------------      --------------

*<F8> See Note 7.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                             Years Ended September 30,
                                                          ----------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                          ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $35.09         $25.99         $43.91         $32.83         $33.92

Income from investment operations:
   Net investment (loss) income                           (0.25)(1)<F9>  (0.20)(1)<F9>   0.21          (0.07)(1)<F9>  (0.08)(1)<F9>
   Net realized and unrealized gains (losses)
     on investments                                       14.51           9.64         (11.11)         12.50           2.83
                                                         ------         ------         ------         ------         ------
Total from investment operations                          14.26           9.44         (10.90)         12.43           2.75

Less distributions:
   Dividends from net investment income                      --          (0.27)            --             --             --
   Distributions from net realized gains                  (3.12)         (0.07)         (7.02)         (1.35)         (3.84)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (3.12)         (0.34)         (7.02)         (1.35)         (3.84)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $46.23         $35.09         $25.99         $43.91         $32.83
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                    42.8%          36.8%         (27.7%)         39.3%          10.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  5,983,163      4,194,917      4,780,442      9,532,724      6,038,301
Ratio of expenses to average net assets                    1.04%          1.05%          1.04%          1.04%          1.06%
Ratio of net investment (loss) income
   to average net assets                                   (0.6%)         (0.7%)          0.6%          (0.3%)         (0.4%)
Portfolio turnover rate                                   244.0%         208.7%         263.7%         192.4%         202.8%

 (1)<F9> In 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                              BRANDYWINE BLUE FUND

The Fed tightened interest rates throughout the fiscal year ended September 30, 2000 to reduce liquidity and slow the U.S. economy to stave off inflation. The rate hikes increasingly showed signs of achieving the Fed's objective as the end of the year approached, contributing to a less favorable environment for stocks than at the beginning of the year.

Earnings strength among technology companies drove a positive start to the fiscal year. Technology holdings represented about 60 percent of Fund assets at the time. Within technology, semiconductor companies held the largest position in the portfolio, as the industry continued to benefit from strong demand for cellular phones, computers and an array of electronic devices. A variety of consumer-related companies held the second-largest position in the portfolio at 24 percent of assets.

The Fund gained 31.4 percent in the December quarter of 1999, representing its all-time best quarterly return. Top holdings such as Nokia, Apple Computer, Motorola and Nortel Networks posted gains ranging from 50 to over 100 percent. The S&P 500 gained 14.9 percent.

Positive performance trends continued in the March quarter, again primarily driven by technology holdings. Late in the quarter, however, technology stocks began to stumble, as investors became less willing to tolerate high price-to-earnings ratios among former market favorites. The Adviser's investment approach, which focuses on rapidly growing companies that sell at reasonable price-to-earnings ratios, kept the Fund from suffering the worst of the late-quarter downturn, preserving earlier gains.

Brandywine Blue gained 17.3 percent in the March quarter, ahead of the S&P 500's
2.3 percent return. Semiconductor holdings such as LSI Logic, Advanced Micro Devices, Atmel and SanDisk drove performance with gains of 107, 97, 75 and 168 percent.

The situation worsened for technology stocks in the June quarter. The Adviser, after identifying adverse conditions for semiconductor and other technology company earnings outlooks stemming from the changing economic backdrop, switched out of many of those holdings into companies in health care, energy and other sectors with better prospects amid slower economic growth.

At the end of the June quarter, energy companies were nearly 20 percent of assets. Companies in health care and other consumer staples sub-sectors were almost 11 percent. Technology companies were reduced to roughly half of assets, which worked in the Fund's favor considering the 13.3 percent June-quarter drop in the tech-heavy Nasdaq Composite. Brandywine Blue retraced 8.4 percent. The S&P 500 fell 2.7 percent.

The Adviser continued to find more promising opportunities outside the technology sector in the September quarter, eventually reducing the portfolio position in those stocks to under one-third of assets from its high around 66 percent earlier in the year. Within a generally negative September-quarter market environment, technology stocks continued to bear the brunt of weakened investor sentiment.

The Nasdaq Composite fell another 7.4 percent in the September quarter of 2000. The Fund retraced 4.0 percent while the S&P 500 fell 1.0 percent.

The Adviser's investment approach, which emphasizes larger-cap companies with market caps above $6 billion regardless of industry, provided flexibility to capitalize on opportunities despite an increasingly difficult environment for large-cap stocks. Reflecting this, Brandywine Blue's 35.5 percent fiscal-year gain outpaced by a wide margin the S&P 500's 13.3 percent return.

 COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN BRANDYWINE BLUE FUND,
    S&P 500 INDEX(1)<F10>, NASDAQ INDUSTRIALS INDEX(2)<F11> AND RUSSELL 2000
                                 INDEX(3)<F12>

          Brandywine       NASDAQ                       Russell
          Blue Fund     Industrials      S&P 500          2000
          ---------     -----------      -------        -------
1/10/91   $100,000       $100,000       $100,000       $100,000
9/30/91    130,800        149,900        125,100        143,900
9/30/92    136,032        157,695        138,986        156,851
9/30/93    200,783        198,222        157,054        208,769
9/30/94    206,405        197,628        162,708        211,900
9/30/95    294,747        249,604        211,195        261,485
9/30/96    320,979        281,553        254,279        295,739
9/30/97    454,506        349,689        357,771        393,925
9/30/98    334,062        262,267        390,328        319,079
9/30/99    451,652        409,136        498,839        380,023
9/30/00    612,124        548,120        564,935        468,911

  (1)<F10> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
  (2)<F11> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
  (3)<F12> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

           AVERAGE ANNUAL TOTAL RETURN

                                Since Inception
       1-Year         5-Year        01/10/91
       ------         ------        --------
       35.5%          15.7%          20.5%


                           BRANDYWINE BLUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000

ASSETS:
   Investments in securities, at value (cost $370,520,571)        $390,535,207
   Cash                                                                488,315
   Receivable from investments sold                                 32,131,877
   Dividends receivable                                                247,807
   Interest receivable                                                  38,050
   Other receivable                                                     92,009
                                                                  ------------
       Total assets                                                423,533,265
                                                                  ------------

LIABILITIES:
   Payable to brokers for investments purchased                     15,244,662
   Payable to Adviser for management fees                              381,863
   Deferred compensation plan for Directors                             25,530
   Payable to shareholders for redemptions                              17,982
   Other liabilities                                                    23,780
                                                                  ------------
       Total liabilities                                            15,693,817
                                                                  ------------

NET ASSETS:
   Capital Stock, $0.01 par value; 100,000,000 shares
     authorized; 10,909,056 shares outstanding                     273,034,191
   Net unrealized appreciation on investments                       20,014,636
   Undistributed net realized gains on investments                 114,790,621
                                                                  ------------
       Net assets                                                 $407,839,448
                                                                  ------------
                                                                  ------------

CALCULATION OF REDEMPTION PRICE:
   Net asset value and redemption price per share
     ($407,839,448 3 10,909,056 shares outstanding)                     $37.39
                                                                        ------
                                                                        ------

  The accompanying notes to financial statements are an integral part of this statement.

                           BRANDYWINE BLUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2000

                                                                     QUOTED
                                                                     MARKET
  SHARES                                               COST           VALUE
 ---------                                           ---------      ---------

COMMON STOCKS - 98.7% (A)<F14>

             AEROSPACE - 9.3%
    575,000  The Boeing Co.                        $ 29,812,435   $ 36,225,000

                  THIS SECTOR IS 21.5% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 3.4%
    600,000  The Limited, Inc.                       13,170,042     13,237,500

                  THIS SECTOR IS 0.5% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT - 7.3%
    150,000  Alcatel SA ADR                          11,227,514      9,431,250
    400,000  Tellabs, Inc.*<F13>                     21,863,207     19,100,000
                                                   ------------   ------------
                                                     33,090,721     28,531,250

                  THIS SECTOR IS 13.8% BELOW YOUR FUND'S COST.

             COMPUTER RELATED - 8.7%
    144,000  Ceridian Corp.*<F13>                     3,814,823      4,041,000
    450,000  Compaq Computer Corp.                   13,468,065     12,411,000
    350,000  Gateway, Inc.*<F13>                     19,890,449     16,362,500
     40,800  Microchip Technology, Inc.*<F13>           761,523      1,348,950
                                                   ------------   ------------
                                                     37,934,860     34,163,450

                  THIS SECTOR IS 9.9% BELOW YOUR FUND'S COST.

             ELECTRONICS - 5.0%
    120,000  Amphenol Corp.*<F13>                     6,399,446      6,832,500
     73,875  Molex Inc.                               2,247,968      3,061,195
    140,000  ON Semiconductor Corp.*<F13>             2,553,700      1,522,500
    244,000  Thermo Electron Corp.*<F13>              5,705,521      6,344,000
    100,000  Viasystems Group, Inc.*<F13>             1,671,356      1,700,000
                                                   ------------   ------------
                                                     18,577,991     19,460,195

                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 4.2%
    242,500  Lincoln National Corp.                  10,235,394     11,670,312
    124,200  MBNA Corp.                               3,446,560      4,781,700
                                                   ------------   ------------
                                                     13,681,954     16,452,012

                  THIS SECTOR IS 20.2% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 1.8%
    150,000  Darden Restaurants, Inc.                 2,790,880      3,121,875
    203,500  Wendy's International, Inc.              3,745,672      4,082,719
                                                   ------------   ------------
                                                      6,536,552      7,204,594

                  THIS SECTOR IS 10.2% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 4.2%
    106,900  Marriott International, Inc.             4,180,029      3,895,169
    400,000  Starwood Hotels & Resorts
               Worldwide, Inc.                       12,453,524     12,500,000
                                                   ------------   ------------
                                                     16,633,553     16,395,169

                  THIS SECTOR IS 1.4% BELOW YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 2.7%
    225,000  Dover Corp.                             10,677,603     10,560,938

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

             MEDICAL RELATED - 7.2%
    150,000  Cardinal Health, Inc.                   11,407,001     13,228,125
    140,000  St. Jude Medical, Inc.*<F13>             5,749,063      7,140,000
     77,800  UnitedHealth Group Inc.                  5,708,766      7,682,750
                                                   ------------   ------------
                                                     22,864,830     28,050,875

                  THIS SECTOR IS 22.7% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 6.1%
    112,000  Alberta Energy Company Ltd.              4,157,074      4,662,000
    159,250  Anadarko Petroleum Corp.                 7,253,035     10,583,755
    129,000  Kerr-McGee Corp.                         7,678,307      8,546,250
                                                   ------------   ------------
                                                     19,088,416     23,792,005

                  THIS SECTOR IS 24.6% ABOVE YOUR FUND'S COST.

             OIL/GAS FIELD SERVICES - 6.8%
    165,000  ENSCO International Inc.                 5,918,922      6,311,250
    290,000  Grant Prideco, Inc.*<F13>                5,809,035      6,361,875
     90,100  Rowan Companies, Inc.*<F13>              2,603,833      2,612,900
    100,000  Santa Fe International Corp.             3,538,199      4,506,250
    160,000  Weatherford International, Inc.*<F13>    6,405,735      6,880,000
                                                   ------------   ------------
                                                     24,275,724     26,672,275

                  THIS SECTOR IS 9.9% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 5.6%
    135,000  Fairchild Semiconductor Corp.*<F13>      4,514,062      3,796,875
    450,000  National Semiconductor Corp.*<F13>      17,583,187     18,112,500
                                                   ------------   ------------
                                                     22,097,249     21,909,375

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

             SOFTWARE - 7.6%
    475,000  Cadence Design Systems, Inc.*<F13>      12,154,685     12,201,562
    625,000  PeopleSoft, Inc.*<F13>                  13,912,803     17,460,938
                                                   ------------   ------------
                                                     26,067,488     29,662,500

                  THIS SECTOR IS 13.8% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 12.1%
    170,000  BJ's Wholesale Club, Inc.*<F13>          5,156,388      5,801,250
    850,000  The Kroger Co.*<F13>                    18,402,452     19,178,125
    400,000  Safeway Inc.*<F13>                      20,779,166     18,675,000
     80,000  Tech Data Corp.*<F13>                    3,200,205      3,420,000
                                                   ------------   ------------
                                                     47,538,211     47,074,375

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

             TRANSPORTATION RELATED - 5.0%
    800,000  Southwest Airlines Co.                  18,027,100     19,400,000

                  THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 1.7%
    160,000  PPL Corp.                                5,382,148      6,680,000
                                                   ------------   ------------

                  THIS SECTOR IS 24.1% ABOVE YOUR FUND'S COST.

             Total common stocks                    365,456,877    385,471,513

 PRINCIPAL
  AMOUNT                                               COST           VALUE
 ---------                                           ---------      ---------
SHORT-TERM INVESTMENTS - 1.3% (A)<F14>

             COMMERCIAL PAPER  - 1.3%
 $5,000,000  FPL Group Capital Inc.,
             due 10/03/00, discount of 6.57%          4,998,175      4,998,175

             VARIABLE RATE DEMAND NOTE - 0.0%
     65,519  Firstar Bank U.S.A., N.A.                   65,519         65,519
                                                   ------------   ------------
             Total short-term investments             5,063,694      5,063,694
                                                   ------------   ------------
             Total investments - 100%              $370,520,571   $390,535,207
                                                   ------------   ------------
                                                   ------------   ------------

    *<F13>  Non-dividend paying security.
  (a)<F14> Percentages for the various classifications relate to total investments.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2000

INCOME:
     Dividends                                                   $  1,028,858
     Interest                                                       1,174,159
                                                                 ------------
          Total income                                              2,203,017
                                                                 ------------

EXPENSES:
     Management fees                                                4,300,678
     Administrative services                                          131,950
     Professional fees                                                 44,113
     Custodian fees                                                    43,401
     Registration fees                                                 36,705
     Board of Directors fees                                           20,254
     Transfer agent fees                                               16,314
     Printing and postage expense                                      12,011
     Other expenses                                                    12,202
                                                                 ------------
          Total expenses                                            4,617,628
                                                                 ------------
NET INVESTMENT LOSS                                                (2,414,611)
                                                                 ------------
NET REALIZED GAIN ON INVESTMENTS                                  162,091,687
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (49,792,564)
                                                                 ------------
NET GAIN ON INVESTMENTS                                           112,299,123
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $109,884,512
                                                                 ------------
                                                                 ------------

  The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2000 and 1999

                                                                                                     2000                 1999
                                                                                                     ----                 ----
OPERATIONS:
   Net investment loss                                                                            $ (2,414,611)       $ (2,243,216)
   Net realized gain on investments                                                                162,091,687          50,355,688
   Net (decrease) increase in unrealized appreciation on investments                               (49,792,564)         53,901,197
                                                                                                  ------------        ------------
       Net increase in net assets resulting from operations                                        109,884,512         102,013,669
                                                                                                  ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.204780 per share)                                                --          (3,234,784)
   Distributions from net realized gains ($2.178740 and $0.132292 per share, respectively)         (23,090,864)         (2,089,735)
                                                                                                  ------------        ------------
       Total distributions                                                                         (23,090,864)*<F15>   (5,324,519)
                                                                                                  ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (5,442,065 and 3,879,907 shares, respectively)                      208,227,765         101,668,079
   Net asset value of shares issued in distributions
     (665,230 and 226,167 shares, respectively)                                                     21,712,487           4,828,670
   Cost of shares redeemed (5,788,300 and 9,983,841 shares, respectively)                         (220,878,508)       (255,552,611)
                                                                                                  ------------        ------------
       Net increase (decrease) in net assets derived from Fund share activities                      9,061,744        (149,055,862)
                                                                                                  ------------        ------------
       TOTAL INCREASE (DECREASE)                                                                    95,855,392         (52,366,712)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                            311,984,056         364,350,768
                                                                                                  ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                                 $407,839,448        $311,984,056
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------

*<F15> See Note 7.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                             Years Ended September 30,
                                                          ----------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                          ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $29.46         $22.13         $35.78         $25.26         $24.37
Income from investment operations:
   Net investment (loss) income                           (0.21)(1)<F16> (0.18)(1)<F16>  0.19          (0.10)(1)<F16> (0.05)(1)<F16>
   Net realized and unrealized gains (losses)
     on investments                                       10.32           7.85          (8.75)         10.62           2.05
                                                         ------         ------         ------         ------         ------
Total from investment operations                          10.11           7.67          (8.56)         10.52           2.00

Less distributions:
   Dividends from net investment income                      --          (0.21)            --             --             --
   Distributions from net realized gains                  (2.18)         (0.13)         (5.09)            --          (1.11)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (2.18)         (0.34)         (5.09)            --          (1.11)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $37.39         $29.46         $22.13         $35.78         $25.26
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                    35.5%          35.2%         (26.5%)         41.6%           8.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                    407,839        311,984        364,351        617,362        351,459
Ratio of expenses to average net assets                    1.07%          1.08%          1.06%          1.08%          1.13%
Ratio of net investment (loss) income
   to average net assets                                   (0.6%)         (0.7%)          0.6%          (0.5%)         (0.4%)
Portfolio turnover rate                                   245.7%         228.4%         299.5%         202.1%         196.9%

(1)<F16> In 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund, Inc. (the "Blue Fund") (collectively the "Funds"). Each Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

      (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

      (b) Net realized gains and losses on common stock are computed on the identified cost basis.

      (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Brandywine Fund and the Blue Fund will utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction, during the year ended September 30, 2000.

      (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

      (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

      (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

      (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

      Each Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

      Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)   DISTRIBUTION TO SHAREHOLDERS

      Net investment income and net realized gains, if any, are distributed to shareholders. The Funds intend to declare distributions of all net investment income and net realized gains to be paid on October 30, 2000 to shareholders of record of October 26, 2000. Shareholders will be sent a 2000 Form 1099-DIV in January, 2001 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)   INVESTMENT TRANSACTIONS

      For the period ended September 30, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $13,550,301,564 and $13,765,866,256, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $988,902,656 and $1,019,910,238, respectively.

(5)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

      As of September 30, 2000, liabilities of each Fund included the following:

                                              Brandywine            Blue
                                                 Fund               Fund
                                              ----------         ----------
      Payable to brokers for
        investments purchased                $217,424,647       $15,244,662
      Payable to shareholders
        for redemptions                        22,809,836            17,982
      Payable to Adviser for
        management fees                         5,253,994           381,863
      Deferred compensation plan for
        Directors                                 105,826            25,530
      Other liabilities                           349,112            23,780

(6)   SOURCES OF NET ASSETS

      As of September 30, 2000, the sources of net assets were as follows:

      Fund shares issued
        and outstanding                    $3,522,574,105      $273,034,191
      Net unrealized appreciation
        on investments                        379,471,818        20,014,636
      Accumulated net
        realized gains                      2,081,117,209       114,790,621
                                           --------------      ------------
                                           $5,983,163,132      $407,839,448
                                           --------------      ------------
                                           --------------      ------------

      Aggregate net unrealized appreciation as of September 30, 2000 consisted of the following:

                                              Brandywine            Blue
                                                 Fund               Fund
                                              ----------         ----------
      Aggregate gross
        unrealized appreciation              $647,424,429       $36,693,367
      Aggregate gross unrealized
        depreciation                         (267,952,611)      (16,678,731)
                                             ------------       -----------
      Net unrealized appreciation            $379,471,818       $20,014,636
                                             ------------       -----------
                                             ------------       -----------

(7)   REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED)

      In early 2000, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 2000. The Funds hereby designate the following amounts as long-term capital gains distributions.

      Capital gains taxed at 20%             $349,722,826       $23,090,864

      The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2000
      was                                             1.0%                0%

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

October 9, 2000

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

KUDOS FOR YOUR FUND . . .

LOUIS RUKEYSER'S MUTUAL FUNDS --". . . Brandywine's performance over the past 12 months has been impressive, with a 54.5% advance that not only beat its average peer but was more than two-and-a-half times the return of the S&P." January 2000
                                                                    ------------

MUTUAL FUNDS MAGAZINE -- Brandywine receives an overall 5-star rating, the highest performance accolade for risk-adjusted return. February 2000
                                                        -------------

FORBES -- Brandywine listed among a dozen funds as "Outsiders with Winning Ways" for posting superior results in the 1990s -- 20 percent annualized -- without mimicking the S&P 500. February 2000
                        -------------

MONEY -- Brandywine named to the Money 100, "the best mutual funds you can buy," for the third consecutive year. June 2000
                                 ---------

MORNINGSTAR -- "Friess and D'Alonzo work with one of the deepest management staffs in the business." July 2000
                         ---------

MUTUAL FUNDS MAGAZINE -- Brandywine awarded the highest 5-star rating. "Brandywine deserves some new respect. Fund managers Bill D'Alonzo and Foster Friess rewarded the faithful with a 54% gain in 1999, which whipped the returns of the average growth fund and the S&P 500." August 2000
                                             -----------

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807

   (800) 656-3017          www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.

Custodian: FIRSTAR BANK, NA

Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC

Independent Accountants: PRICEWATERHOUSECOOPERS LLP

Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell

Report Staff: Chris Aregood, Chris Long, Adam Rieger

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of either Brandywine Fund or Brandywine Blue Fund unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.